January 1, 2026
Summary prospectus
John Hancock Multimanager Lifestyle Balanced Portfolio
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at www.jhinvestments.com/prospectuses. You can also get this information at no cost by calling 800-225-5291 or by sending an email request to info@jhinvestments.com. The fund’s prospectus and Statement of Additional Information, both dated January 1, 2026, as may be supplemented, and most recent financial highlights information included in the shareholder report, dated August 31, 2025, are incorporated by reference into this summary prospectus.
Tickers
A: JALBX	C: JCLBX	I: JTBIX	R2: JQLBX	R4: JSLBX	R5: JTSBX	R6: JULBX
Investment objective

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). More information about these and other discounts is available from your financial professional and beginning on page 74 of the prospectus under “Sales charge reductions and waivers” or page 160 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”
Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R2	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.50	None	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00	1.00	None	None	None	None	None
	(on certain purchases, including those of $250,000 or more)
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2	R4	R5	R6
Management fee	0.25	0.25	0.25	0.25	0.25	0.25	0.25
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00	0.25	0.25	0.00	0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25 [1]	0.10 [1]	0.05	0.00
Additional other expenses	0.14	0.14	0.14	0.03	0.03	0.03	0.03
Total other expenses	0.14	0.14	0.14	0.28	0.13	0.08	0.03
Acquired fund fees and expenses	0.64 [2]	0.64 [2]	0.64 [2]	0.64 [2]	0.64 [2]	0.64 [2]	0.64 [2]
Total annual fund operating expenses	1.33 [3]	2.03 [3]	1.03 [3]	1.42 [3]	1.27 [3]	0.97 [3]	0.92 [3]
Contractual expense reimbursement	0.00	0.00	0.00	0.00	-0.10 [4]	0.00	0.00
Total annual fund operating expenses after expense reimbursements	1.33	2.03	1.03	1.42	1.17	0.97	0.92

“Service plan fee” has been restated to reflect maximum allowable fees.
2
“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3
The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4
The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2026, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

John Hancock Multimanager Lifestyle Balanced Portfolio
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Shares Sold							Shares Not Sold
Expenses ($)	A	C	I	R2	R4	R5	R6	C
1 year	579	306	105	145	119	99	94	206
3 years	852	637	328	449	393	309	293	637
5 years	1,146	1,093	569	776	687	536	509	1,093
10 years	1,979	2,179	1,259	1,702	1,525	1,190	1,131	2,179
Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During the fiscal year ended December 31, 2024, the fund’s portfolio turnover rate was 14% of the average value of its portfolio. During the fiscal period from January 1, 2025 to August 31, 2025, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal investment strategies

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 40% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 60% of its assets in underlying funds that invest primarily in equity securities.
Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 60% of its assets in equity underlying funds and 40% of its assets in fixed-income underlying funds, the fund may have an equity/fixed-income underlying funds allocation ranging between 70%/30% and 50%/50%. Although variations beyond the 10% range are generally not permitted, the manager may determine, in light of market or economic conditions, that the normal percentage limitations should be exceeded to protect the fund or to achieve its goal.
The fund may invest in various actively managed underlying funds that, as a group, hold a wide range of equity-type securities. The fund may also invest in various passively managed underlying funds. Equity-type securities include small-, mid-, and large-capitalization stocks; domestic and foreign securities (including emerging-market securities); and sector holdings. Each of these underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives, such as options on securities and futures contracts. Certain of the underlying funds in which the fund invests focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities. The fund may also invest in various underlying funds that invest in alternative and specialty asset classes.
The fund may invest in affiliated and nonaffiliated investment companies. In addition to investing in exchange-traded funds (ETFs), the fund may also invest in U.S. government securities and derivatives, such as credit default swaps and options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund may also directly invest in exchange-traded notes (ETNs). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, closed-end funds, and partnerships, and short-selling securities.
The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund's investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Multimanager Lifestyle Portfolios with greater target allocations to underlying funds that invest primarily in fixed-income securities, equity security risks are more prevalent in this fund than in other John Hancock Multimanager Lifestyle Portfolios. The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 38 of the prospectus.
Principal risks of investing in the fund of funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

John Hancock Multimanager Lifestyle Balanced Portfolio
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Integration of ESG factors into the fund’s investment process does not preclude the fund from including companies with low ESG characteristics or excluding companies with high ESG characteristics in the fund's investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Exchange-traded notes (ETNs) risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Fund of funds risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds’ performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Investment company securities risk. Fund shareholders indirectly bear their proportionate share of the expenses of any investment company in which the fund invests. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on a security it borrows, and the fund will lose money if the price of the borrowed security increases between the time of the short sale and the date when the fund replaces the borrowed security.
Principal risks of investing in the underlying funds
Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

John Hancock Multimanager Lifestyle Balanced Portfolio
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts and options. Futures contracts and options generally are subject to counterparty risk.
Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based securities market index. Past performance (before and after taxes) does not indicate future results. The Morningstar U.S. Moderate Target Allocation Index and the fund’s custom blended benchmark, the “John Hancock Lifestyle Balanced Index”, show how the fund’s performance compares against the returns of

John Hancock Multimanager Lifestyle Balanced Portfolio
similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 a.m.—7:00 p.m., and Friday, 8:00 a.m.—6:00 p.m., Eastern time.
A note on performance
Class C and Class I shares commenced operations on October 17, 2005 and May 1, 2015, respectively. Returns shown prior to a class’s commencement date are those of Class C shares, except that they do not include sales charges and would be lower if they did. Returns for Class I shares would have been substantially similar to returns of Class C shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class C shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 5.00% to 4.50%, effective August 1, 2019.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return through:	Q3 2025	11.12%
Best quarter:	Q2 2020	15.53%
Worst quarter:	Q1 2020	-15.27%

Average annual total returns (%)—as of 12/31/2024	1 year	5 year	10 year
Class A (before tax)	4.40	4.82	5.37
after tax on distributions	3.48	2.89	3.34
after tax on distributions, with sale	2.74	3.30	3.67
Class C	7.54	5.04	5.11
Class I	9.62	6.10	6.14
Class R2	9.21	5.70	5.75
Class R4	9.50	5.94	6.01
Class R5	9.68	6.15	6.23
Class R6	9.74	6.20	6.28
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02	14.53	13.10
Morningstar U.S. Moderate Target Allocation Index (reflects no deduction for fees, expenses, or taxes)	12.96	7.47	7.45
John Hancock Lifestyle Balanced Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)[1]	9.41	6.03	6.66
1
Prior to January 1, 2025, the John Hancock Lifestyle Balanced Index comprised 27.9% of the S&P 500 Index, 10.3% of the MSCI World ex-USA Index, 12.0% of the Russell 2500 Index, 6.8% of the MSCI Emerging Markets Index, 3.0% of the John Hancock Real Asset Blended Index, 3.0% of the ICE BofA U.S. High Yield Index, 3.0% of the JPMorgan EMBI Global Index, 3.0% of the S&P/LSTA Leveraged Loan Index, 21.0% of the Bloomberg U.S. Aggregate Bond Index, 6.0% of the ICE BofA Long U.S. STRIPS Index, and 4.0% of the Bloomberg 1-5 Year TIPS Index. As of January 1, 2025, the John Hancock Lifestyle Balanced Index comprises 31.5% of the S&P 500 Index, 12.3% of the MSCI World ex-USA Index, 8.4% of the Russell 2500 Index, 4.8% of the MSCI Emerging Markets Index, 3.0% of the John Hancock Real Asset Blended Index, 3.0% of the ICE BofA U.S. High Yield Index, 3.0% of the JPMorgan EMBI Global Index, 3.0% of the S&P/LSTA Leveraged Loan Index, 24.0% of the Bloomberg U.S. Aggregate Bond Index, 3.0% of the ICE BofA Long U.S. STRIPS Index, and 4.0% of the Bloomberg 1-5 Year TIPS Index.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Manulife Investment Management (US) LLC
Portfolio management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

John Hancock Multimanager Lifestyle Balanced Portfolio
David Kobuszewski, CFA	Robert E. Sykes, CFA	Nathan W. Thooft, CFA
Portfolio Manager Managed the fund since 2023	Senior Portfolio Manager and Head of Asset Allocation Managed the fund since 2018	Chief Investment Officer, Senior Portfolio Manager Managed the fund since 2013
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2, Class R4, or Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements.
Class A, Class C, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291. Class R2, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

© 2026 John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116
800-225-5291, jhinvestments.com
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
SEC file number: 811-21779
070SP 1/1/26